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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 8, 2003

UnitedGlobalCom, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-496-58 (Commission File Number)	84-1602895 (IRS Employer Identification #)
4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)
(303) 770-4001 (Registrant's telephone number, including area code)

Item 5. Other Events.

        On January 8, 2003, United Pan-Europe Communications N.V. ("UPC") announced that, on January 7, 2003, the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") approved the second amended disclosure statement in connection with UPC's pending case filed on December 3, 2002 under Chapter 11 of the United States Bankruptcy Code (Case No. 02-16020) and that UPC may now begin soliciting acceptances for its proposed Chapter 11 plan of reorganization. Creditors and shareholders of UPC as of January 7, 2003 will be entitled to vote on UPC's Chapter 11 plan of reorganization and creditors of UPC as of January 7, 2003 will be entitled to submit their claims to the Dutch Administrator to vote on the plan of composition (Dutch Akkoord) in UPC's moratorium proceeding in The Netherlands. UPC expects to mail the approved disclosure statement and related ballots on or before January 13, 2003. Final ballots for voting on the Chapter 11 plan of reorganization are due by 5:00 p.m. (New York City time) on February 14, 2003. In UPC's moratorium proceedings in the Dutch court, creditors of UPC also must submit their claims to the Dutch Administrator by February 14, 2003. The confirmation hearing on the Chapter 11 plan of reorganization is scheduled for February 20, 2003. UPC's creditors' meeting on the Dutch Akkoord is scheduled for February 28, 2003. In addition, UPC announced that the official committe of unsecured creditors has expressed its support for UPC's recapitalization and has issued a letter to UPC's unsecured creditors supporting the recapitalization and recommending approval of the proposed restructuring.

        UPC's Report on Form 8-K, dated January 8, 2003 (disclosing the approval by the U.S. Bankruptcy Court of the second amended disclosure statement) and press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

        Note regarding forward-looking statements.    This Report on Form 8-K and the documents incorporated herein and included as exhibits contain forward-looking statements, including the timing and outcome of UPC's U.S. and Dutch insolvency proceedings, as well as other non-historical information. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, among other things, the outcome of the court proceedings.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Current Report on Form 8-K of UPC (File No. 000-25365), dated January 8, 2003 (exhibit omitted).
99.2
Press release of UPC announcing that the U.S. Bankruptcy Court has approved the second amended disclosure statement in connection with UPC's plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code, incorporated by reference from the Current Report on Form 8-K for UPC (File No. 000-25365), dated January 8, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.

	By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer
Date: January 8, 2003

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE